Exhibit 10.19
WAIVER, ASSIGNMENT AND ASSUMPTION AGREEMENT
     This Waiver, Assignment and Assumption Agreement (this “Assignment Agreement”), entered into as of May 17, 2007, by and among Dillon Yarn Corporation, a South Carolina corporation (“Assignor”), maintaining an office at 53 East 34th Street, Paterson, New Jersey 07514; the several purchasers (collectively, the “Assignees”) listed on Schedule I of that certain Stock Purchase Agreement, of even date herewith (the “Purchase Agreement”); and Unifi, Inc., a New York corporation (the “Company”), maintaining an office at 7201 W. Friendly Avenue, Greensboro, North Carolina 27410. Assignor, Assignees and the Company are referred to collectively herein as the “Parties.” Capitalized terms not otherwise described herein shall have the meanings ascribed to them in the Purchase Agreement.
WITNESSETH
     WHEREAS, Assignor and the Company are parties to that certain Registration Rights Agreement, dated January 1, 2007 (the “Agreement”), covering the Dillon Shares beneficially owned by Assignor;
     WHEREAS, Assignor, as “Seller,” and Assignees, as “Purchasers,” are parties to the Purchase Agreement, pursuant to which, subject to the terms, conditions, representations and warranties set forth therein, Assignees will purchase from Assignor the Shares (the “Transfer”);
     WHEREAS, simultaneously with the closing of the transactions contemplated by the Purchase Agreement, the Parties mutually desire that (a) with respect to the Shares, Assignor assign to each Assignee certain of its rights and delegate certain of its obligations under the Agreement with respect to the Shares to be sold to such Assignee under the Purchase Agreement; (b) the Company consent to (1) the assignment and delegation contemplated hereby, (2) the Transfer, and (3) the waiver of certain provisions in the Agreement; and (c) that each Assignee assume certain of the obligations of Assignor under the Agreement with respect to the Shares to be sold to such Assignee under the Purchase Agreement;
     WHEREAS, the Company’s consent to the Transfer and the waiver by the Company of certain lock-up restrictions under the Agreement are a condition precedent to each of the Assignor’s and the Assignees’ consummation of the Transfer;
     WHEREAS, pursuant to Section 10(b) of the Agreement, such Agreement may be amended, modified or supplemented by the Company and the holders of a majority of the outstanding “Registrable Securities” (as defined in the Agreement) (the “Requisite Approval”);
     WHEREAS, Assignor, prior to the effectuation of the Transfer, holds all of the Registrable Securities; and
     WHEREAS, upon execution of this Assignment Agreement by Assignor and the Company, the Requisite Approval shall have been received for the waiver of the provisions of the Agreement specified below.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are expressly acknowledged, the Parties agree as follows:
     1. Conditions Precedent. The consents and other agreements of the Company contained in this Assignment, including, but not limited to the Requisite Approval, shall be subject to the following conditions precedent:
     (a) The Company shall have received a copy of the Opinion, duly executed by counsel to Assignor;
     (b) The representations and warranties of Assignor contained in Sections 3.2 and 3.3 of the Purchase Agreement and of the Assignees contained Sections 4.1, 4.2, 4.3(a) and 4.3(b) in the Purchase Agreement (which Assignor and the Assignees acknowledge may be relied upon by the Company) shall be true and correct as of the date hereof;
     (c) The representations and warranties of Assignor and the Assignees contained in Section 5 hereof shall be true and correct as of the date hereof; and
     (d) The Company shall have received all information of the Assignees required to be provided under Section 7(b)(i) of the Agreement.
     2. Assignment and Assumption.
     (a) Effective as of the Closing Date, Assignor assigns to each Assignee its rights and delegates its obligations under the Agreement as a “Holder” (as defined in the Agreement) with respect to the Shares being sold to each Assignee under the Purchase Agreement.
     (b) Each Assignee hereby accepts the foregoing assignment and hereby assumes all of the obligations of Assignor under the Agreement with respect to the Shares being sold to such Assignee, as amended by this Assignment Agreement, as a Holder thereunder and agrees to perform such obligations.
     (c) Notwithstanding anything to the contrary in paragraphs (a) and (b) in this Section 2 or in the Agreement, no Assignee nor the Shares sold to such Assignee shall be subject to 6(a) and 6(b) of the Agreement.
     (d) Section 2(a) of the Agreement shall be amended (only with respect to certificates issued to Assignees evidencing the Shares being sold to them pursuant to the Purchase Agreement) such that the restrictive legend required by such Section 2(a) shall be in the following form:
THE SHARES BEING EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SHARES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION

STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS OTHERWISE UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.
          (e) The rights assigned to Assignees pursuant to this Section 2 shall be hereinafter referred to as the “Assigned Rights.”
          (f) Notices to be delivered under the Agreement to an Assignee will be delivered to the address listed on the signature page of such Assignee.
     3. Consent to Assignment.
     (a) Effective as of the Closing Date, the Company hereby consents to the assignment effected hereby and to the Transfer and, effective as of the Closing Date, agrees to recognize and treat each Assignee as a Holder of the Shares under the Agreement pursuant to the terms and conditions hereof and that each Purchaser shall have direct privity of contract with the Company and agrees that the Shares are Registrable Securities.
     (b) The Company hereby agrees with the Assignees that, subject to the terms and conditions of the Agreement, the Company shall use its reasonable efforts to file, within 15 business days after the Closing Date, with the Securities and Exchange Commission an amendment to the Registration Statement (as defined in the Agreement), current report on Form 8-K or an amendment or supplement to the Prospectus relating to the Registration Statement listing the Assignees as selling stockholders under the Registration Statement; provided that, the Company shall only be obligated to include in such filing those Assignees who have provided the information required by Section 7(b)(i) of the Agreement within 13 business days after the Closing Date. The Company shall use its reasonable efforts to have such filings required to be declared effective by the Securities and Exchange Commission, if any, be declared effective as promptly as possible after filing.
     4. Indemnity. Assignor hereby agrees to indemnify and hold Assignees harmless from and against all liabilities, damages, costs and expenses (including, without limitation intended and by way of example only, reasonable attorneys’ fees, disbursements and amounts paid in settlement of claims) arising out of the failure of Assignor or its predecessors in interest, to perform their respective obligations relating to the Assigned Rights, with respect to the period prior to the date of this Assignment Agreement. Each Assignee, severally and not jointly (and with respect to each such Assignee, individually and separately from each other Assignee), hereby agrees to indemnify and hold Assignor harmless from and against all liabilities, damages, costs and expenses (including, without limitation intended and by way of example only, reasonable attorneys’ fees, disbursements and amounts paid in settlement of claims) arising out of the failure of such Assignee or its successors in interest, to perform the obligations of “Holder” relating to the Assigned Rights, with respect to the period from and after the date of this Assignment Agreement. The Assignor agrees to indemnify and hold the Company harmless from and against all liabilities, damages, costs and expenses (including, without limitation intended and by way of example only, reasonable attorneys’ fees, disbursements and amounts paid in settlement of claims) arising out of a dispute under this Assignment Agreement, the Purchase Agreement and the transactions contemplated hereby and thereby, including, without limitation, a breach of representation or warranty contained herein or therein, except to the extent such liabilities, damages, costs and expenses result primarily from the Company’s own breach of this Assignment Agreement or the Company’s fraud, gross negligence or willful misconduct.
     Each Assignee, severally and not jointly (and with respect to each such Assignee, individually and separately from each other Assignee) agrees to indemnify and hold the Company harmless from and against all liabilities, damages, costs and expenses (including, without limitation intended and by way of example only, reasonable attorneys’ fees, disbursements and amounts paid in settlement of claims) arising out of a dispute regarding such Assignee’s rights or liabilities under this Assignment Agreement, the Purchase Agreement and the transactions contemplated hereby and thereby, including, without limitation, a breach of representation or warranty contained herein or therein, except to the extent such liabilities, damages, costs and expenses result primarily from the Company’s own breach of this Assignment Agreement or the Company’s fraud, gross negligence or willful misconduct. Notwithstanding the foregoing, an Assignee shall not be liable for indemnification under this Section 4 to the extent such liabilities, damages, costs and expenses do not result primarily from such Assignee’s own fraud, gross negligence or willful misconduct, including, without limitation, a breach of representation or warranty contained herein or in the Purchase Agreement.
     The Assignor, Assignees and the Company further agree and acknowledge that nothing contained in this Section 4 shall serve to supersede, amend or modify or limit in any manner the application of the provisions of Section 8 of the Agreement.
     5. Representations and Warranties.
          (a) Each of Assignor and the Company represent and warrant to each Assignee that (i) it is not in default with respect to the Agreement, and (ii) the Agreement is in full force and effect except as explicitly amended hereby.
          (b) Each Party, severally and not jointly (and with respect to each Assignee, individually and separately from each other Assignee), represents and warrants to each of the other Parties as follows:
               (1) This Assignment Agreement has been duly authorized, executed and delivered by such Party;
               (2) Each Party has all corporate, limited liability company, trust or partnership (as the case may be) power and authority to enter into this Assignment Agreement and to perform its obligations under this Assignment Agreement as they relate to the Agreement, as amended by this Assignment Agreement; and
               (3) This Assignment Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity

(regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the indemnification and contribution provisions of this Assignment Agreement and the Agreement, as amended by this Assignment Agreement, may be unenforceable.
          (c) Assignor represents and warrants to the Company that:
               (1) None of Assignor or any of its affiliates, or any person acting on its behalf has offered or will offer or sell the Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”); and
               (2) The Transfer of the Shares pursuant to the terms and conditions of the Purchase Agreement may be effected without registration under the Securities Act.
     6. Miscellaneous.
     (a) Headings. The section headings used herein are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Assignment Agreement.
     (b) Governing law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to any conflicts of laws principles thereunder that would indicate the applicability of the laws of any other jurisdiction.
     (c) Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
     (d) Dispute Resolution. Each of the Parties irrevocably submits to the jurisdiction of any state or federal court in the State, City and County of New York solely in respect of any action, suit or proceeding arising out of or related to this Assignment Agreement. The Parties further agree, to the extent permitted by law, that a final and unappealable judgment against a Party in any action, suit or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any Party if given by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such Party at each Party’s address provided herein. Each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Assignment or the subject matter hereof may not be enforced in or by such court. THE PARTIES HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR

PROCEEDING TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS ASSIGNMENT.
          (e) Severability. Any term or provision of this Assignment Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment Agreement or affecting the validity or enforceability of any of the terms or provisions of this Assignment Agreement in any other jurisdiction. If any provision of this Assignment Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
          (f) Entire Agreement. This Assignment Agreement is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Assignment Agreement supersedes all prior agreements and understandings among the Parties with respect to such subject matter.
          (g) No Other Amendments. Except as modified by this Assignment Agreement, the terms and provisions of the Agreement shall continue in full force and effect.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:		Company:

DILLON YARN CORPORATION		UNIFI, INC.

By:	/s/ Harvey Levy	By:	/s/ Charles F. McCoy

Name:	Harvey Levy	Name:	Charles F. McCoy
Title:	VP Finance	Title:	Vice President, Secretary, General
Counsel and Corporate Compliance
and Governance Officer
Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

3 V Capital Master Fund, LTD.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Scott A. Stagg

Signature		Name of Individual

Scott A. Stagg, Managing Member

Name of Above Signatory		Social Security Number

98-0422169

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:
Name of Co-Subscriber

c/o 3 V Capital Management LLC
3 Greenwich Office Park

Street address

Greenwich, CT 06831

City, State, Postal Code

USA

Country

203-660-6210

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Distressed/High Yield Trading
Opportunities Fund Ltd.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Scott A. Stagg

Signature		Name of Individual

Scott A. Stagg, Portfolio Manager

Name of Above Signatory		Social Security Number

98-0446189

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

c/o 3 V Capital Management LLC
3 Greenwich Office Park

Street	address

Greenwich, CT 06831

City, State, Postal Code

USA

Country

203 660 6210

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Pierce Diversified
Strategy Master Fund, LLC

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Scott A. Stagg

Signature		Name of Individual

Scott A. Stagg, Trading Advisor

Name of Above Signatory		Social Security Number

20-3911089

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

c/o 3 V Capital Management LLC
3 Greenwich Office Park

Street address

Greenwich, CT 06831

City, State, Postal Code

USA

Country

203 660 6210

Facsimile	Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

AIG Annuity Insurance Company

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	AIG Global Investment Corp., Investment Adviser

By:	/s/ Dan Purser

Signature		Name of Individual

Dan Purser, Vice President

Name of Above Signatory		Social Security Number

75-0770838

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

2929 Allen Parkway, A37-01

Street address

Houston, TX 77019

City, State, Postal Code

USA

Country

713 831-1052

Facsimile	Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

The Variable Annuity Life Insurance Company

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	AIG Global Investment Corp., Investment Adviser

By:	/s/ Dan Purser

Signature		Name of Individual

Dan Purser, Vice President

Name of Above Signatory		Social Security Number

75-1625348

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

2929 Allen Parkway, A37-01

Street address

Houston, TX 77019

City, State, Postal Code

USA

Country

713 831-1052

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

SunAmerica Life Insurance Company

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By: AIG Global Investment Corp., Investment Adviser

By:	/s/ Dan Purser

Signature		Name of Individual

Dan Purser, Vice President

Name of Above Signatory		Social Security Number

52-0502540

Taxpayer Identification Number of		Signature of Co-Subscriber
Subscriber		__________________________________

For all signatories:		Name of Co-Subscriber

2929 Allen Parkway, A37-01

Street address

Houston, TX 77019

City, State, Postal Code

USA

Country

713 831-1052

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

CFIP Master Fund, Ltd.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	Chicago Fundamental Investment Partners, LLC its, Investment Manager

By:	/s/ Steven J. Novatney

Signature		Name of Individual

Steven J. Novatney

Name of Above Signatory		Social Security Number

98-0494797

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

c/o Chicago Fundamental Investment Partners, LLC
71 South Wacker Dr., Suite 3495

Street address

Chicago, IL 60606

City, State, Postal Code

USA

Country

(312) 416-4081

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

FRONT FOUR MASTER FUND, LTD.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Carlton B. Klein

Signature		Name of Individual

CARLTON B. KLEIN, MANAGING MEMBER

Name of Above Signatory		Social Security Number

98-0520581

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

230 Park Avenue, Suite 714

Street address

New York, NY 10169

City, State, Postal Code

USA

Country

212 499 2533

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

	For Corporations, Partnerships or Trusts:	For Individuals:

Robeco WPG Event-Driven
Multi-Strategy Overseas, L.P.

	Name of Corporation, Partnership, Trust or other entity	Signature of Individual

/s/ William G. Butterfly, III
By:	/s/ Peter M. Luaft

	Signature	Name of Individual

William G. Butterfly, III, Senior Managing Director
Peter M. Luaft, Managing Director

	Name of Above Signatory	Social Security Number

98-0479391

	Taxpayer Identification Number of Subscriber	Signature of Co-Subscriber

	For all signatories:	Name of Co-Subscriber

c/o Robeco Investment Management, Inc.
909 Third Avenue

Street address

New York, NY 10022

City, State, Postal Code

USA

Country

212-908-9840

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

	For Corporations, Partnerships or Trusts:	For Individuals:

Robeco WPG Distressed/
Special Situations Overseas, L.P.

	Name of Corporation, Partnership, Trust or other entity	Signature of Individual

/s/ William G. Butterfly, III
By:	/s/ Peter M. Luaft

	Signature	Name of Individual

William G. Butterfly, III, Senior Managing Director
Peter M. Luaft, Managing Director

	Name of Above Signatory	Social Security Number

98-0479392

	Taxpayer Identification Number of Subscriber	Signature of Co-Subscriber

	For all signatories:	Name of Co-Subscriber

c/o Robeco Investment Management, Inc.
909 Third Avenue

Street address

New York, NY 10022

City, State, Postal Code

USA

Country

212-908-9840

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Distressed Securities & Special Situations-1

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Kristina Labermeier

Signature		Name of Individual

Kristina Labermeier

Name of Above Signatory		Social Security Number

42-1697479

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

c/o Robeco Investment Management, Inc.
909 Third Avenue

Street address

New York, NY 10022

City, State, Postal Code

USA

Country

212-908-0130

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Little Bay Investment Corp.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Martha Salazar

Signature		Name of Individual

MARTHA SALAZAR

Name of Above Signatory		Social Security Number

N/A

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

Calle 50, Torre Global, Piso No. 18

Street address

Republic of Panama

City, State, Postal Code

Panama

Country

011-507-340-3237

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Sand Spring Capital, LLCLTD.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Kevin Miller

Signature		Name of Individual

Kevin Miller

Name of Above Signatory		Social Security Number

20-3244593

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

Street address

City, State, Postal Code

Country

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Scoggin Worldwide Fund, LTD.

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	Old Bellows Partners, LP, its Investment Manager
By:	Old Bellows Advisors, LLC, its Managing Member

By:	/s/ A. Dev Chadry

Signature		Name of Individual

Dev Chadry, Member

Name of Above Signatory		Social Security Number

98-0412761

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

660 Madison Ave., 20th Fl.

Street address

New York, NY 10021

City, State, Postal Code

USA

Country

212-355-7479

Facsimile Number

IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the day and year first above written.

Assignor:	Company:

DILLON YARN CORPORATION	UNIFI, INC.

By:	By:

Name:	Name:
Title:	Title:

Assignee:

For Corporations, Partnerships or Trusts:		For Individuals:

Hillside Apex Fund Limited

Name of Corporation, Partnership, Trust or other entity		Signature of Individual

By:	/s/ Robert King

Signature		Name of Individual

Robert King

Name of Above Signatory		Social Security Number

Taxpayer Identification Number of Subscriber		Signature of Co-Subscriber

For all signatories:		Name of Co-Subscriber

Walker House, 87 Mary Street
George Town

Street address

Grand Cayman KY1-9002

City, State, Postal Code

Cayman Islands

Country

44 207 360 1249

Facsimile Number